                                                       Exhibit 10.1

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
2008 EQUITY INCENTIVE PLAN

NOTICE OF GRANT
AND
RESTRICTED STOCK AGREEMENT

You have been granted the number of Common Shares of Restricted Stock of Superior Industries International, Inc. (the “Company”), as set forth below (“Common Shares”), subject to the terms and conditions of the Superior Industries International, Inc. 2008 Equity Incentive Plan (“Plan”), and this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”).  Unless otherwise defined in the Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan.

Participant:
Number of Common Shares of Restricted Stock Granted:
Grant Date:	May 14, 2010
Vesting Schedule:	Vesting Date	Vesting Percentage
	May 14, 2011	25%
	May 14, 2012	25%
	May 14, 2013	25%
	May 14, 2014	25%
	Notwithstanding the foregoing Vesting Schedule, all Common Shares granted under this Notice and Agreement shall become immediately vested upon a Change in Control of the Company.
Release Schedule:	Release Date	Released Percentage
	May 14, 2011	12.5%
	May 14, 2012	12.5%
	May 14, 2013	12.5%
	May 14, 2014	12.5%
	May 14, 2020	50%

Notwithstanding the foregoing Release Schedule, all vested Common Shares granted under this Notice and Agreement shall be released immediately if the Participant has ceased Continuous Status as an Employee, Consultant or Director for any reason (including due to Participant’s death, disability or retirement).

By signing below, you accept this grant of Common Shares and you hereby represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your notice address indicated below.

AGREED AND ACCEPTED:
Signature:
Print Name:
Notice Address:

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
2008 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

1.           Grant of Restricted Stock.  The Company has granted to you the number of Common Shares of Restricted Stock specified in the Notice of Grant on the preceding pages (“Notice of Grant”), subject to the following terms and conditions.  In consideration of such grant, you agree to be bound by such terms and conditions, and by the terms and conditions of the Plan.

2.            Period of Restriction and Vesting.  During the Period of Restriction specified in the Notice of Grant, the Common Shares shall remain in the Company’s possession and shall be subject to the Restriction on Transfer specified in Section 4.  The Period of Restriction shall expire as to the Common Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant (each, a “Release Date”).  On each such Release Date, the Common Shares released shall be distributed to the Participant as soon as reasonably practicable.  Prior to the Vesting Date(s) specified in the Notice of Grant, the Common Shares shall be subject to the Company’s Return Right and shall be defined in this Agreement as “Unvested Common Shares.”

3.           Return of Unvested Common Shares Stock to Company.  If Participant ceases Continuous Status as an Employee, Consultant or Director for any reason (a “Return Event”), the Company shall become the legal and beneficial owner of the Unvested Common Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unvested Common Shares to its own name.  The Participant shall continue to own any Common Shares subject to the terms of the Plan and this Notice and Agreement with respect to which the Participant has Continuous Status as an Employee, Consultant or Director through the vesting date specified in the Notice of Grant for such Common Shares.

4.           Restriction on Transfer. Except for the transfer of the Common Shares to the Company or its assignees contemplated by this Notice and Agreement, none of the Common Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Release Date for such Common Shares set forth in this Notice and Agreement. In addition, as a condition to any transfer of the Common Shares after such Release Date, the Company may, in its discretion, require: (i) that the Common Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Common Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Law.

5.           Retention of Common Shares.  The Unreleased Common Shares granted under this Agreement may be retained by the Company in the form of a book entry or actual share certificates.  To ensure the availability for delivery of the Participant's Unreleased Common Shares upon their return to the Company pursuant to this Notice and Agreement, the Company shall retain possession of the share certificates representing the Unreleased Common Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A.  The Company shall hold the Unreleased Common Shares and related stock assignment until the Release Date for such Common Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B.  When a Return Event or Release Date occurs, the Company shall promptly deliver the certificate for the applicable Common Shares to the Company or to the Participant, as the case may be.

6.           Stockholder Rights.  Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Common Shares while they are retained by the Company pursuant to Section 5, including without limitation, the right to vote the Common Shares and to receive any cash dividends declared thereon. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the Common Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant's ownership of the Common Shares shall be immediately subject to the terms of this Notice and Agreement and included thereafter as “Common Shares” for purposes of this Notice and Agreement.

7.           Legends.  The share certificate evidencing the Common Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

“THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

8.           U.S. Tax Consequences.  The Participant has reviewed with the Participant's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Notice and Agreement.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of the transactions contemplated by this Notice and Agreement. The Participant understands that for U.S. taxpayers, Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Common Shares, if any, and the fair market value of the Common Shares as of the date any restrictions on the Common Shares lapse, i.e., the vesting date.  In this context, “restriction” includes the right of the Company to the return of the Common Shares upon a Return Event. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Common Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition. The form for making this election is attached as Exhibit C hereto.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE.

9.           Withholding.  No later than the date as of which an amount first becomes includible in the gross income of Participant for federal income tax purposes with respect to any shares subject to this restricted stock award, Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all federal, state and local income and employment taxes that are required by applicable laws and regulations to be withheld with respect to such amount.  Participant authorizes the Company to withhold from his or her compensation to satisfy any income and employment tax withholding obligations in connection with the award.  If Participant is no longer employed by the Company at the time any applicable taxes are due and must be remitted by the Company, Participant agrees to pay applicable taxes to the Company, and the Company may delay removal of the restrictive legend until proper payment of such taxes has been made by Participant.  Participant may satisfy such obligations under this paragraph 9 by any method authorized under the Notice and Agreement and the Plan.

10.           General.

(a)           This Notice and Agreement shall be governed by and construed under the laws of the State of California.  The Notice and Agreement and the Plan, which is incorporated herein by reference, represent the entire agreement between the parties with respect to the Common Shares of Restricted Stock granted to the Participant.  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Notice and Agreement, the terms and conditions of the Plan shall prevail.

(b)           Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Notice and Agreement shall be in writing and shall be deemed given when delivered personally, deposited with an international courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing.

(c)           The rights of the Company under this Notice and Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Notice and Agreement may only be assigned with the prior written consent of the Company.

(d)           The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Notice and Agreement.

(e)           Participant acknowledges and agrees that the common shares granted pursuant to this agreement shall be earned only by continuing service as an employee, consultant or director, and not through the act of being hired, appointed or obtaining common shares hereunder.

11.           Return of Signed Agreement.  This Notice and Agreement (including Exhibits) must be signed by Participant and received by Solium Capital LLC, Attention: Jessica Muscat, no later than the close of business on July 14, 2010.  In the event that this Notice and Agreement is not signed by Participant and received by Solium Capital LLC, the Common Stock granted hereunder shall be canceled immediately and Participant shall forfeit all rights hereunder.

#####

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, ___________________________________, hereby sell, assign and transfer unto _______________________________________(__________) Common Shares of Superior Industries International, Inc. standing in my name of the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint _________________________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Notice of Grant and the Restricted Stock Agreement between Superior Industries International, Inc. and the undersigned dated_____________, 20__.

Dated: _______________, 20__

                                                                                                          Signature: ______________________________

                                                    Print Name: ____________________________

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.
The purpose of this assignment is to enable the Company to receive the return of the Common Shares as set forth in the Notice and Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B

CONSENT OF SPOUSE

I, ______________________________, spouse of __________________________, have read and approve the foregoing Notice of Grant and Restricted Stock Agreement (the “Notice and Agreement”). In consideration of the Company's grant to my spouse of the Common Shares of Superior Industries International, Inc. as set forth in the Notice and Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Notice and Agreement and agree to be bound by the provisions of the Notice and Agreement insofar as I may have any rights in said Notice and Agreement or any Common Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Notice and Agreement.

Dated: _______________, 20___

                                                                                                 ________________________________________
                                                                                                  Signature of Spouse

                               Print Name: ______________________________

EXHIBIT C

ELECTION UNDER SECTION 83(b)
OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.           The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2.      The property with respect to which the election is made is described as follows: __________________ (________) shares of the common stock (“Common Shares”) of Superior Industries International, Inc. (the "Company").

3.      The date on which the property was transferred is ______________, 20__.

4.      The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Notice of Grant and Restricted Stock Agreement between me and the Company dated as of May 14, 2010. This right lapses with regard to a portion of the Common Shares based on my Continued Status as an Employee, Consultant or Director over time.

5.      The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:  $______________________.

6.      The amount (if any) paid for such property is: Zero.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.  The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:   ___________________, 20__                                                                _______________________________________
               Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:   ___________________, 20__                                                                _______________________________________
               Spouse of Taxpayer